UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 15, 2006
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          Doral Financial Corporation (the “Company”) announced that Glen Wakeman, 46, had been appointed as Chief Executive Officer and a member of the Board of Directors, on August 15, 2006, effective immediately after the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005. Mr. Wakeman served as the Company’s President and Chief Operating Officer since May 30, 2005. He succeeds John A. Ward III, who had been acting as Chief Executive Officer on an interim basis. Mr. Ward will continue to serve on the Board of Directors in his capacity as non-executive Chairman of the Board. On August 16, 2006, the Company issued a press release announcing Mr. Wakeman's appointment.
          Prior to joining the Company, Mr. Wakeman served as Chief Executive Officer of GE’s Consumer Finance Latin America business since 1999. Mr. Wakeman holds a B.S. in Economics and Finance from the University of Scranton and an MBA from the University of Chicago.
          The terms of Mr. Wakeman’s employment agreement are incorporated by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2006.
Item 7.01 Regulation FD Disclosure.
          On August 15, 2006, the Company issued a press release announcing the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005. A copy of the above-referenced press release and the press release referred to under Item 5.02 above and attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
          The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 8.01 Other Events.
          On August 15, 2006, the Company declared the regular monthly cash dividend on its 7% Noncumulative Monthly Income Preferred Stock, Series A (the "Series A Preferred Stock"), 8.35% Noncumulative Monthly Income Preferred Stock, Series B (the "Series B Preferred Stock") and 7.25% Noncumulative Monthly Income Preferred Stock, Series C (the "Series C Preferred Stock"), in the amount of $0.2917, $0.173958 and $0.151042 per share, respectively. The dividends on each of the series are payable on August 31, 2006 to the holders of record on close of business on August 29, 2006, in the case of the Series A Preferred Stock, and the close of business on August 15, 2006, in the case of the Series B and Series C Preferred Stock.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated August 15, 2006.
99.2	Press release dated August 16, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: August 21, 2006	By: Name:	/s/ Lidio Soriano Lidio Soriano
	Title:	Executive Vice President and Chief Financial Officer